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                                        EXHIBIT 99




N E W S  R E L E A S E

Company Contact:                                            Company Information:
F.S. (Kit) Webster III                                       http://www.ross.com
Chief Financial Officer                                             800/ROSS-YES
(512) 436-2578                                               Int'l: 512/349-3108
FAX (512) 892-3402
E-Mail: kwebster@ross.com


                        ROSS TECHNOLOGY ANNOUNCES LAYOFF
                         AND PLANS FOR ORDERLY SHUTDOWN


         AUSTIN, Texas, June 1, 1998 -- ROSS Technology, Inc. (Nasdaq:RTEC) announced today that the Company's Board of Directors has determined to commence an orderly shutdown of the Company's operations, while continuing its efforts to facilitate a sale of the remaining, smaller business.
         As previously announced, sales of the Company's existing 32-bit products have been deteriorating. Due to the continuing and substantial deterioration of the Company's financial position, the Company has been actively seeking various strategic alternatives for its business, including an acquisition of the entire Company by a third party. The Company will continue to seek an alternative to a shutdown that could increase the value of its assets. However, to date, the Company has been unable to find such an alternative and therefore believes it should begin the process of downsizing and shutting down its business operations.
                                    --more--


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RTEC/June 1 Release
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     Under  the  plan  approved  by the  Company's  Board  of  Directors,  it is anticipated that the Company will continue its operations, at a scaled back level, through the end of the year. Under this plan, the Company hopes to avoid undue disruption to its customers, which will have an opportunity to place orders for their forecasted needs, which the Company will strive to meet. The Company also believes that, by endeavoring to keep its design and product engineers in place as well as a scaled-back test site, it will have a better chance of finding a buyer for the Company (with a potential return for its stockholders) or all or part of its assets, including its intellectual property. However, although the Company is actively involved in discussion with several potentially interested parties, there is no assurance that any agreements will be reached. The Company has formed a business unit, named BridgePoint, that will contain its significantly scaled back sales, service and operations employees, as well as the inventory related to its 32-bit products. It is currently anticipated that BridgePoint will serve the ROSS customers until year end and may be sold separately or as a part of the entire Company. The Company at this time will seek to maximize its asset value for its creditors. While the Company hopes to pay all of its creditors in full, its ability to do so is dependent upon its ability to generate sufficient cash from the sale of products and assets. The Company is in active discussions with a number of parties, including Fujitsu Limited, about purchasing products and assets. There is, however, no assurance that such discussions will succeed. The Company believes that it is
highly  unlikely  that  there  will  be  any  funds  or  assets   available  for
distribution to its stockholders. --more--




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RTEC/June 1 Release
Page 3

         As part of the preparation for the shutdown of the Company's business, the Company will shortly issue notices to its employees under the Federal Workers Adjustment and Retraining Notification Act. These notices will provide advance notice to all employees of the scheduled termination of their employment in connection with the shutdown. Approximately 93 employees, or 46% of the Company's work force will be laid off immediately and over the next eight weeks, excluding the approximately 30 full and part time employees at the ROSS Design Center in Israel. The Company's 64-bit "Viper" Development Team (including the Vice President of Engineering and the Chief Architect), the BridgePoint operations, sales and service personnel (including the Vice President of Manufacturing) and an administrative team (including the CEO and CFO), will continue to operate the smaller ROSS Company and pursue alternatives.
                                   -- more --



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RTEC/June 1 Release
Page 4

Safe Harbor Statement under Private Securities Litigation Reform Act of 1995:
         To the extent that this release contains forward-looking statements with respect to the financial condition, results of operations and business of the Company, such statements are subject to certain risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in the forward-looking statements, including without limitation, the availability of financial resources adequate to the Company's short-, medium-and long-term needs, including renewal of its present loan and loan guaranty arrangements; the Company's dependence on the timely development, pre-production qualification, manufacture, introduction and customer acceptance of new higher-speed, higher-margin products, including the "Colorado 5" and "Viper" microprocessor products; the ability to identify and access the 32-bit microprocessor upgrade market; and the impact on revenue, margins and inventories of rapidly changing technology. Additional risks and uncertainties include the ability of the Company to successfully implement its strategy of diversifying into the system products business and the business of supplying Java(TM)-related products; the various effects on revenue, margins, inventories and operating expenses of repositioning the Company's product lines and overall business; the effects of building and maintaining product inventories in the Company's hands and in its distribution channels; product return and credit risks with distributors, resellers and other customers; the Company's dependence on distributors and resellers for certain product sales to end-users; competition, downward pricing pressures and allocations of product among different distribution channels; the effects of routine price degradation over time in each of the Company's product lines; varying customer demand for the Company's products; supply and manufacturing constraints and costs; the
Company's dependence on outside suppliers for wafer fabrication and raw materials, components and certain manufacturing services; changes in plans, programs or expenses for research, development, sales or marketing; the Company's ability to build and maintain adequate staff infrastructures in the areas of microprocessor design, product engineering and development, sales and marketing, finance, accounting, and administration; supplier disputes; customer warranty claims; general economic conditions; and the other risks and uncertainties described from time to time in the Company's public announcements and Securities and Exchange Commission filings, including without limitation the Company's Current, Quarterly and Annual Reports on Forms 8-K, 10-Q and 10-K, respectively. The Company cautions that the foregoing list of important factors is not exclusive. The Company does not undertake to update any written or oral forward-looking statement that may be made from time to time by or on behalf of the Company.
                                    --more--


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RTEC/June 1 Release
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ROSS Overview
         ROSS Technology, founded in 1988, is a majority-owned subsidiary of Fujitsu Limited. A minority position in ROSS is held by Sun Microsystems, Inc. As of December 29, 1997, the Company's outstanding Common Stock was held 60 percent by Fujitsu, 5 percent by Sun, and 35 percent by employees and the public. The Company's objective is to produce innovative high-performance, cost-effective computing solutions for the Sun/SPARC market. ROSS is one of the industry's most prominent suppliers of SPARC microprocessors and SPARC system products to both the OEM and end-user markets.
                                                    # # #
Note to Editors:
ROSS and the ROSS logo are registered trademarks of ROSS Technology, Inc.
All SPARC trademarks are trademarks or registered trademarks of SPARC International. Products bearing SPARC trademarks are based upon an architecture developed by Sun Microsystems, Inc. All other products or service names herein are trademarks of their respective owners.


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